Exhibit (h)(3)(b)(ii)


                                                                 August 31, 2002

                               AMENDED SCHEDULE A
                        TO AMENDMENT DATED APRIL 1, 2002
                        TO THE TRANSFER AGENCY AGREEMENT
                              DATED JANUARY 1, 1998


  Name                                                            Series/Classes
  ----                                                            --------------
EATON VANCE GROWTH TRUST

  Eaton Vance Asian Small Companies                                 A, B
  Eaton Vance Growth Fund                                           A, B, C
  Eaton Vance Greater China Growth Fund                             A, B, C
  Eaton Vance Information Age Fund                                  A, B, C, D
  Eaton Vance Worldwide Health Sciences Fund                        A, B, C, D
  Eaton Vance Small-Cap Fund
  Eaton Vance Large-Cap Growth Fund
  Atlanta Capital Intermediate Bond Fund                            I, R
  Atlanta Capital Small-Cap Fund                                    I, R
  Atlanta Capital Large-Cap Growth Fund                             I, R

EATON VANCE INVESTMENT TRUST

  Eaton Vance California Limited Maturity Municipals Fund           A, B
  Eaton Vance Florida Limited Maturity Municipals Fund              A, B, C
  Eaton Vance Massachusetts Limited Maturity Municipals Fund        A, B, C
  Eaton Vance National Limited Maturity Municipals Fund             A, B, C
  Eaton Vance New Jersey Limited Maturity Municipals Fund           A, B
  Eaton Vance New York Limited Maturity Municipals Fund             A, B, C
  Eaton Vance Ohio Limited Maturity Municipals Fund                 A, B
  Eaton Vance Pennsylvania Limited Maturity Municipals Fund         A, B, C

EATON VANCE MUNICIPALS TRUST

  Eaton Vance Alabama Municipals Fund                               A, B
  Eaton Vance Arizona Municipals Fund                               A, B
  Eaton Vance Arkansas Municipals Fund                              A, B
  Eaton Vance California Municipals Fund                            A, B
  Eaton Vance Colorado Municipals Fund                              A, B
  Eaton Vance Connecticut Municipals Fund                           A, B
  Eaton Vance Florida Municipals Fund                               A, B
  Eaton Vance Georgia Municipals Fund                               A, B
  Eaton Vance Kentucky Municipals Fund                              A, B
  Eaton Vance Louisiana Municipals Fund                             A, B
  Eaton Vance Maryland Municipals Fund                              A, B
  Eaton Vance Massachusetts Municipals Fund                         A, B, I
  Eaton Vance Michigan Municipals Fund                              A, B
  Eaton Vance Minnesota Municipals Fund                             A, B
  Eaton Vance Mississippi Municipals Fund                           A, B

  Eaton Vance Missouri Municipals Fund                              A, B
  Eaton Vance National Municipals Fund                              A, B, C, I
  Eaton Vance New Jersey Municipals Fund                            A, B
  Eaton Vance New York Municipals Fund                              A, B
  Eaton Vance North Carolina Municipals Fund                        A, B
  Eaton Vance Ohio Municipals Fund                                  A, B
  Eaton Vance Oregon Municipals Fund                                A, B
  Eaton Vance Pennsylvania Municipals Fund                          A, B
  Eaton Vance Rhode Island Municipals Fund                          A, B
  Eaton Vance South Carolina Municipals Fund                        A, B
  Eaton Vance Tennessee Municipals Fund                             A, B
  Eaton Vance Virginia Municipals Fund                              A, B
  Eaton Vance West Virginia Municipals Fund                         A, B

EATON VANCE MUNICIPALS TRUST II

  Eaton Vance Florida Insured Municipals Fund                       A, B
  Eaton Vance Hawaii Municipals Fund                                A, B
  Eaton Vance High Yield Municipals Fund                            A, B, C
  Eaton Vance Kansas Municipals Fund                                A, B

EATON VANCE MUTUAL FUNDS TRUST

  Eaton Vance Cash Management Fund
  Eaton Vance Equity Research Fund
  Eaton Vance Floating-Rate Fund                         Advisers Class, B, C, I
  Eaton Vance Floating-Rate High Income Fund             Advisers Class, B, C, I
  Eaton Vance Government Obligations Fund                           A, B, C
  Eaton Vance High Income Fund                                      B, C
  Eaton Vance Insured High Income Fund*                             A, B
  Eaton Vance Insured Tax-Managed Emerging Growth Fund*             A, B
  Eaton Vance Insured Tax-Managed Growth Fund*                      A, B
  Eaton Vance Insured Tax-Managed International Growth Fund*        A, B
  Eaton Vance International Growth Fund
  Eaton Vance Low Duration Fund**
  Eaton Vance Money Market Fund
  Eaton Vance Municipal Bond Fund                                   A, B, I
  Eaton Vance Strategic Income Fund                                 A, B, C
  Eaton Vance Tax-Managed Equity Asset Allocation Fund              A, B, C, D
  Eaton Vance Tax Free Reserves
  Eaton Vance Tax-Managed Mid-Cap Core Fund                         A, B, C
  Eaton Vance Tax-Managed Multi-Cap Opportunity Fund                A, B, C, D
  Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1                 A, B, C
  Eaton Vance Tax-Managed Small-Cap Growth Fund  1.2               A, B, C, D, I
  Eaton Vance Tax-Managed Growth Fund 1.1                          A, B, C, I, S
  Eaton Vance Tax-Managed Growth Fund 1.2                          A, B, C, D, I
  Eaton Vance Tax-Managed Small-Cap Value Fund                      A, B, C, D
  Eaton Vance Tax-Managed International Growth Fund                 A, B, C, D
  Eaton Vance Tax-Managed Value Fund                                A, B, C, D
  Eaton Vance Tax-Managed Young Shareholder Fund                    A, B, C, D

EATON VANCE SERIES TRUST

  Eaton Vance Tax-Managed Growth Fund 1.0

EATON VANCE SPECIAL INVESTMENT TRUST

  Eaton Vance Balanced Fund                                         A, B, C
  Eaton Vance Emerging Markets Fund                                 A, B
  Eaton Vance Greater India Fund                                    A, B
  Eaton Vance Large-Cap Value Fund                                  A, B, C
  Eaton Vance Institutional Emerging Markets Fund
  Eaton Vance Institutional Short Term Treasury Fund
  Eaton Vance Special Equities Fund                                 A, B, C
  Eaton Vance Small-Cap Growth Fund                                 A, B, C
  Eaton Vance Utilities Fund                                        A, B, C
  Eaton Vance Large-Cap Core Fund**                                 A, B, C

EATON VANCE VARIABLE TRUST

  Eaton Vance VT Floating-Rate Income Fund
  Eaton Vance VT Income Fund of Boston
  Eaton Vance VT Information Age Fund
  Eaton Vance VT Worldwide Health Sciences Fund

OTHER FUNDS

  Eaton Vance Advisers Senior Floating-Rate Fund
  Eaton Vance Income Fund of Boston                                 A, B, C, I
  Eaton Vance Prime Rate Reserves
  EV Classic Senior Floating-Rate Fund
  Eaton Vance Institutional Senior Floating-Rate Fund
  Eaton Vance Money Fund Ltd

*    Not yet filed with the SEC
**   Expected to go effective with the SEC September, 2002